EXHIBIT 10.21
Amended and Restated KB Home 1999 Incentive Plan
(as amended on February 1, 2007)
Section 1. Purpose. The purposes of the KB Home Amended and Restated 1999 Incentive Plan (the “Plan”) are to promote the interests of KB Home and its stockholders by (i) attracting and retaining exceptional employees; (ii) motivating such employees by means of performance-related incentives to achieve long-range performance goals; (iii) enabling such employees to participate in the long-term growth and financial success of the Company; and (iv) qualifying compensation paid under the Plan for deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended. The Plan is an amendment and restatement of the KB Home 1999 Incentive Plan which shall be effective as of the Effective Date, subject to approval by the Company’s stockholders as set forth in Section 16(a) hereof.
Section 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:
“Award” shall mean any Performance-Based Bonus opportunity granted under the Plan, as well as any Option, Stock Appreciation Right, share of Restricted Stock, Performance Share, Stock Unit, Other Stock-Based Award or a Performance-Based Award granted under the Plan or granted in payment or settlement of a Performance-Based Bonus.
“Award Agreement” shall mean any written agreement, contract, or other instrument or document (which may include, if so designated by the Committee, an Employment Agreement, as defined herein), including through electronic medium, evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.
“Board” shall mean the Board of Directors of the Company.
“Change of Ownership” means and includes each of the following:
     (a) Individuals who, as of the Effective Date of this Plan, constitute the Board of Directors of the Company (the “Board of Directors” generally and as of the date hereof the “Incumbent Board”) cease for any reason to constitute at least a majority of the directors constituting the Board of Directors, provided that any person becoming a director subsequent to the Effective Date of this Plan whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least three-quarters (3/4) of the then directors who are members of the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is (i) in connection with the acquisition by a third person, including a “group” as such term is used in Section 13(d)(3) of the Exchange Act, of beneficial ownership, directly or indirectly, of 20% or more of the combined voting securities ordinarily having the right to vote for the election of directors of the Company (unless such acquisition of beneficial ownership was approved by a majority of the Board of Directors who are members of the Incumbent Board), or (ii) in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or
     (b) The Board of Directors (a majority of which shall consist of directors who are members of the Incumbent Board) has determined that a Change of Ownership triggering the exercisability of Options and the lapse of restrictions on other Awards as described in Section 13 hereof shall have occurred.
“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

“Committee” shall mean the committee of the Board described in Section 3(a) hereof.
“Company” shall mean KB Home, together with any successor thereto.
“Covered Employee” shall mean an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.
“Disability” shall mean a Participant’s disability, as determined by the Committee in its sole discretion.
“Effective Date” shall have the meaning set forth in Section 16(a) hereof.
“Eligible Individual” shall mean any person who is an Employee, as determined by the Committee.
“Employee” shall mean any employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.
“Employment Agreement” shall mean, with respect to Awards relating to performance in any fiscal year of the Company, an agreement between the Company and a Participant entered into prior to the end of the first fiscal quarter of such fiscal year.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
“Fair Market Value” shall mean, as of any given date, (a) if Shares are traded on a securities exchange, the closing price of a Share as reported in the Wall Street Journal for the first trading date immediately prior to such date during which a sale occurred; or (b) if Shares are not traded on a securities exchange, (i) the last sales price (if Shares are then listed as a National Market Issue under the NASD National Market System) or (ii) the mean between the closing representative bid and asked prices (in all other cases) for Shares on the date immediately prior to such date on which sales prices or bid and asked prices, as applicable, are reported by a national quotation system; or (c) if Shares are not publicly traded, or with respect to any non-Share based Award or settlement of an Award, the fair market value established by the Committee acting in good faith.
“Full Value Award” means any Award other than an Option or Stock Appreciation Right or other Award for which the Participant pays the intrinsic value (whether directly or by forgoing a right to receive a payment from the Company).
“Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.
“Non-Qualified Stock Option” shall mean an Option that is not intended to be an Incentive Stock Option.
“Option” shall mean a right granted to a Participant pursuant to Section 7 of the Plan to purchase a specified number of Shares at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.
“Other Stock-Based Award” shall mean any right granted under Section 10 of the Plan.
“Participant” shall mean any Eligible Individual who has been granted an Award pursuant to the Plan.
“Performance-Based Award” shall mean an Award granted to selected Covered Employees pursuant to Sections 6, 8, 9 or 10 hereof, but which is subject to the terms and conditions set forth in Section 11 hereof. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.
“Performance-Based Bonus” shall mean a bonus opportunity awarded in accordance with Section 6 of the Plan.

“Performance Criteria” shall mean the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that may be used to establish Performance Goals are limited to the following: economic value-added, sales or revenue, net income (either before or after interest, taxes, depreciation and amortization), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, return on sales, return on investments, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per Share, price per Share, market share, unit volume, net sales and service quality, any of which may be measured either in absolute terms or as compared to any incremental change or as compared to results of a peer group. The Committee shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.
“Performance Goals” shall mean, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon one or more of the Performance Criteria, as selected by the Committee. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.
“Performance Period” shall mean the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.
“Performance Share” shall mean a right granted to a Participant pursuant to Section 10(a) hereof, to receive Shares, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.
“Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.
“Qualified Performance-Based Compensation” shall mean any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.
“Restricted Stock” shall mean any Share awarded to a Participant pursuant to Section 9 of the Plan that is subject to certain restrictions and may be subject to risk of forfeiture.
“Rule 16b-3” shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.
“SEC” shall mean the Securities and Exchange Commission or any successor thereto and shall include the Staff thereof.
“Securities Act” shall mean the Securities Act of 1933, as amended.
“Shares” shall mean shares of the Common Stock, $1 par value, of the Company, and such other securities of the Company that may be substituted for the Shares pursuant to Section 13 of the Plan.
“Stock Appreciation Right” shall mean any right granted under Section 8 of the Plan.
“Stock Unit” shall mean any right granted under Section 10(b) of the Plan.

“Subsidiary” shall mean any “subsidiary corporation” as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.
Section 3 Administration.
(a) Committee. The Plan shall be administered by the Committee. The Committee shall consist solely of two or more members of the Board each of whom is an “outside director,” within the meaning of Section 162(m) of the Code, a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) under the Exchange Act, or any successor rule, and an “independent director” under the rules of the New York Stock Exchange (or other principal securities market on which the Shares are traded), as the same may be amended from time to time. Appointment of Committee members shall be effective upon acceptance of appointment. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Section 162(m) of the Code or Rule 16b-3, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.
(b) Authority of Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant; (iii) determine the number of Awards to be granted and the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the grant date, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (vii) recommend to the Board any amendment, alteration, suspension, discontinuance or termination of the Plan, and subject to the stockholder approval requirement set forth in Section 14(a) hereof, to take any such action not required by applicable law to be taken by the Board, (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
(c) Action by the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any Employee of the Company or any Subsidiary, the Company’s independent registered public accounting firm, or any executive compensation consultant or other professional retained by the Company or the Committee to assist in the administration of the Plan.
(d) Committee Decisions Binding. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including, but not limited to, the Company, any Subsidiary, any Participant, any holder or beneficiary of any Award, any stockholder and any Employee.
(e) Delegation. To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of one or more members of the Board or to one or more officers of the Company the authority to grant or amend Awards to Participants other than Participants who are (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 3(e) shall serve in such capacity at the pleasure of the Committee.
Section 4. Award Limits.
(a) Plan Shares. Subject to Section 4(b) and Section 13 hereof, the aggregate number of Shares which may be granted pursuant to Awards under the Plan shall only be the Shares which are available or may become available for grant under the KB Home 1999 Incentive Plan as in effect immediately prior to the Effective Date; provided, however, that such aggregate number of Shares available for grant under the Plan shall be reduced by 1.25 Shares for each Share granted pursuant to any Full Value Award and shall be reduced by 1.0 Share for each Share granted pursuant to any Option or Stock Appreciation Right Award.
(b) Shares Available for Grant. To the extent that an Award terminates, expires, or lapses for any reason, or is settled in cash, any Shares subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Any Shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall not be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or securities exchange rule, Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against Shares available for grant pursuant to this Plan. Notwithstanding the provisions of this Section 4(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.
(c) Individual Stock-Based Awards. Subject to adjustment as provided in Section 13 hereof, no Participant may be granted stock-based Awards under the Plan in any fiscal year that relate to more than 1,000,000 Shares. No provision of this Section 4(c) shall be construed as limiting the amount of any cash-based Award which may be granted to any Participant.
(d) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of Shares acquired by the Company on the open market or otherwise.
(e) Cash Award Limits. (i) Any Participant who is the Chief Executive Officer at the time of payment of an Award or Awards under the Plan (other than a stock-based Award) shall be eligible to be paid in cash in any fiscal year an amount not in excess of $5,000,000 in respect of any such Award(s), and (ii) no Participant other than a Participant described in clause (i) of this Section 4(e) shall be eligible to be paid more than $3,000,000 in cash in any fiscal year in respect of any Award(s) under the Plan. No provision of this Section 4(e) shall be construed as limiting the number of stock-based Awards, or other cash-based compensation for employment, that a Participant may receive.
Section 5. Eligibility and Participation.
(a) Eligibility. Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan.
(b) Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to this Plan.
Section 6. Performance-Based Bonuses.
(a) Grant. At such times and in such manner as the Committee deems appropriate, the Committee may select Participants and, subject to Section 4(e) hereof, award to such Participants the opportunity to earn a cash bonus (a “Performance-Based Bonus”), which shall be contingent upon the attainment of Performance Goals or other specific performance goals that are established by the Committee and relate to one or more of the Performance Criteria or other specific performance criteria, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such Performance-Based Bonus paid to a Covered Employee shall be a

Performance-Based Award and be based upon objectively determinable bonus formulas established in accordance with Section 11(c) hereof.
(b) Employment Agreement. Notwithstanding Section 6(a) above, the formula for determining a Performance-Based Bonus to any Participant may, if so determined by the Committee, be governed by the terms of an Employment Agreement applicable to such Participant; provided, however, that such formula is in accordance with Section 162(m) of the Code.
Section 7. Stock Options.
(a) General. The Committee is authorized to grant Options to Participants on the following terms and conditions:
     (1) Exercise Price. The exercise price per Share subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided, however, that subject to Section 7(b)(3) hereof, the exercise price for any Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant.
     (2) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided, however, that the term of any Option granted under the Plan shall not exceed ten years. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised; provided, however, that no Option granted under the Plan shall become exercisable after ten years from the date of grant.
     (3) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation: (i) cash, (ii) Shares held for such period of time as may be required by the Committee in order to avoid adverse accounting consequences and having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iii) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided, however, that payment of such proceeds is then made to the Company upon settlement of such sale), and the methods by which Shares shall be delivered or deemed to be delivered to Participants. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless exercise of Awards by a Participant may be permitted through the use of such an automated system. Notwithstanding any other provision of the Plan to the contrary, no Participant shall be permitted to pay the exercise price of an Option with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.
     (4) Evidence of Grant. All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.
     (5) Prohibition on Reload Grants. The Committee shall not have the authority to grant or provide for the automatic grant of an Option to any Participant to replace Shares a Participant delivers in payment of the exercise price of any Option granted hereunder in accordance with Section 7(a)(3) hereof, or in the event that the withholding tax liability arising upon exercise of any Option by a Participant is satisfied through the withholding by the Company of Shares otherwise deliverable upon exercise of the Option.
(b) Incentive Stock Options. Incentive Stock Options shall be granted only to Employees and the terms of any Incentive Stock Options granted pursuant to the Plan, in addition to the requirements of Section 7(a) above, must comply with the provisions of this Section 7(b).
     (1) Expiration. Subject to Section 7(b)(3) below, an Incentive Stock Option shall expire and may not be exercised to any extent by any Participant (or permitted beneficiary or representative of such Participant) after the first to occur of the following events:
          (i) Ten years from the date it is granted, unless an earlier time is set in the Award Agreement;

          (ii) Ninety days after the Participant’s termination of employment as an Employee for any reason other than Disability or death; and
          (iii) One year after the date of the Participant’s termination of employment as an Employee on account of Disability or death. Upon the Participant’s Disability or death, any Incentive Stock Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.
     (2) Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.
     (3) Ten Percent Owners. An Incentive Stock Option may be granted to any Participant who, at the date of grant, owns Shares possessing more than ten percent of the total combined voting power of all classes of Shares only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.
     (4) Notice of Disposition. The Participant shall give the Company prompt notice of any disposition of Shares acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such Shares to the Participant.
     (5) Right to Exercise. Except as provided in Section 7(b)(1)(iii) above, during a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.
     (6) Failure to Meet Requirements. Any Option (or portion thereof) purported to be an Incentive Stock Option, which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.
Section 8. Stock Appreciation Rights.
(a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or at a later time. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.
(b) Exercise and Payment. The Committee shall determine the time or times at which a Stock Appreciation Right may be exercised in whole or in part; provided, however, that the term of any Stock Appreciation Right granted under the Plan shall not exceed ten years. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of a Stock Appreciation Right may be exercised; provided, however, that no Stock Appreciation Right granted under the Plan shall become exercisable after ten years from the date of grant. A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the product of (i) the excess of (A) the Fair Market Value of Shares on the date the Stock Appreciation Right is exercised over (B) the Fair Market Value of Shares on the date the Stock Appreciation Right was granted and (ii) the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations the Committee may impose and any applicable tax withholding. Payment of the amounts determined under this Section 8(b) shall be made in cash, in Shares (based on their Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee in the Award Agreement.
(c) Other Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.
Section 9. Restricted Stock.
(a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Shares of Restricted Stock shall be granted, the number of Shares of Restricted Stock to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Stock may be forfeited to the Company, and the other terms and conditions of such Awards. Subject to Section 13(b) hereof, the period during which such Awards may be forfeited to the Company shall terminate in three equal annual installments from the date of grant of such Awards; provided, however, that the Committee may determine to have such period terminate after the first anniversary of the date of grant of any such Award if the Committee has established conditions for the earning of such Award that relate to performance of the Company or one or more divisions or units thereof. All awards of Restricted Stock shall be evidenced by an Award Agreement.
(b) Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited.
(c) Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.
(d) Dividends and Distributions. Dividends and other distributions paid on or in respect of any Shares of Restricted Stock may be paid directly to the Participant, or may be reinvested in additional Shares of Restricted Stock, as determined by the Committee in its sole discretion.
Section 10. Other Stock-Based Awards. The Committee shall have authority to grant to any Participant an “Other Stock-Based Award”, which shall consist of any right which is (i) not an Award described in Section 6 through Section 9 hereof and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan; provided, however, that any such rights must comply, to the extent deemed desirable by the Committee, with applicable law and/or securities exchange listing requirements. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award. Other-Stock Based Awards shall include, but not be limited to, Performance Share Awards and Stock Unit Awards.
(a) Performance Share Awards. Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of Shares and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant. In addition, the Committee will have the sole and complete authority to determine the duration of the period during which, and the conditions under which, any such Performance Share award shall be subject to restrictions and may be forfeited to the Company; provided, however, that, subject to Sections 10(e) and 13(b) hereof, the period during which any Performance Share award granted to a Participant will be restricted from transfer by the Participant and may be forfeited to the Company will terminate no earlier than the first anniversary of the date of grant.
(b) Stock Unit Awards.
     (1) Grant of Stock Unit Awards. The Committee shall have authority to grant to Participants Stock Unit Awards, the value of which is based, in whole or in part, on the Fair Market Value of Shares. Each Stock Unit shall consist of a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share. Such Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Committee. Stock Units may be granted as additional compensation or in lieu of any other compensation, as specified by the Committee, or may be issued upon exercise of Options or Stock Appreciation Rights, or in lieu of a Performance Share Award or Restricted Stock Award, provided that for any Share to be purchased in connection with a Stock Unit Award other than upon exercise of an Option or Stock Appreciation Right or in settlement of a Performance Share Award or Restricted Stock Award, the purchase price or the amount of consideration paid or of other compensation foregone shall be equal to at least 100% of the Fair Market Value of such Share on the date such Award is granted. Subject to the provisions of the Plan, Stock Unit Awards shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules as the Committee may determine in its sole discretion.
     (2) Settlement of Stock Units. Unless provided otherwise by the Committee, settlement of Stock Units shall be made by issuance of Shares and shall occur within 60 days after a Participant’s termination of employment for any reason. The Committee may provide for Stock Units to be settled in cash (at the election of the Company or the Participant, as specified by the Committee) and to be made at such other times as it determines appropriate or as it permits a Participant to choose. The amount of Shares, or other settlement medium, to be so distributed may be increased by an interest factor or by dividend equivalents, which may be valued as if reinvested in Shares. Until a Stock Unit is settled, the number of Shares represented by a Stock Unit shall be subject to adjustment pursuant to Section 13 hereof.
(c) Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Stock Units or Other Stock-Based Awards shall be set by the Committee in its discretion.
(d) Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Stock Units or Other Stock-Based Awards; provided, however, that such price shall not be less than the par value of a Share on the date of grant, unless otherwise permitted by applicable state law.
(e) Exercise Upon Termination of Employment. An Award of Performance Shares, Stock Units or Other Stock-Based Awards shall only be exercisable or payable while the Participant is an Employee; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Stock Units or Other Stock-Based Awards may be exercised or paid subsequent to a termination of employment, as applicable, or following a Change of Ownership of the Company, or because of the Participant’s retirement, death or Disability, or otherwise; provided, further, that any such provision with respect to Performance Shares or Stock Units shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation, where applicable for Company deductibility purposes.
(f) Form of Payment. Payments with respect to any Awards granted under this Section 10 shall be made in cash, in Shares or a combination of both, as determined by the Committee.
(g) Award Agreement. All Awards under this Section 10 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by an Award Agreement.
Section 11. Performance-Based Awards
(a) Purpose. The purpose of this Section 11 is to provide the Committee the ability to qualify Awards other than Options and that are granted pursuant to Sections 6, 8, 9 and 10 hereof as Performance-Based Awards. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Section 11 shall control over any contrary provision contained in Section 6, 8, 9 or 10 hereof; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Section 11.
(b) Applicability. This Section 11 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.
(c) Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Section 6, 8, 9 or 10 hereof which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (1) designate one or more Covered Employees, (2) select the Performance Criteria applicable to the Performance Period, (3) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (4) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.
(d) Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Covered Employee must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Covered Employee. Furthermore, a Covered Employee shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. In determining the amount earned under a Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.
(e) Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as Qualified Performance-Based Compensation, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.
Section 12. Provisions Applicable to Awards.
(a) Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.
(b) Beneficiaries. Notwithstanding Section 15(b) hereof, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the

Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.
Section 13. Changes in Capital Structure.
(a) Adjustments.
(1) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the price of the Shares, the Committee shall make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 4(a) and Section 4(c) hereof; (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iii) the grant or exercise price per Share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.
(2) In the event of any transaction or event described in this Section 13 or any unusual or nonrecurring transactions or events affecting the Company, any Subsidiary, any affiliate of the Company, or the financial statements of the Company or any Subsidiary or affiliate, or of changes in applicable laws, regulations or accounting principles, the Committee, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:
     (i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 13 the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;
     (ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;
     (iii) To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock, Performance Shares or Stock Units and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;
     (iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and
     (v) To provide that the Award cannot vest, be exercised or become payable after such event.
(b) Acceleration Upon a Change of Ownership. Notwithstanding Section 13(a) above, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company and a Participant, if a Change of Ownership occurs and a Participant’s Awards are not converted, assumed, or replaced by a successor entity, then immediately prior to the Change of Ownership such Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change of

Ownership, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change of Ownership, and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine; provided, however, that the Committee may not extend the original exercise periods for Options or Stock Appreciation Rights if such extension would cause such Options or Stock Appreciation Rights to constitute non-qualified deferred compensation subject to Section 409A of the Code. In the event that the terms of any agreement between the Company or any Subsidiary or affiliate of the Company and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 13(b), this Section 13(b) shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect.
(c) No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to an Award or the grant or exercise price of any Award.
Section 14. Amendment and Termination.
(a) Amendments to the Plan. Subject to Section 15(s) hereof, with the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (1) to the extent necessary and desirable to comply with any applicable law, regulation, or securities exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (2) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Section 13 hereof), (ii) permits the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, (iii) permits the Committee to extend the exercise period for an Option beyond ten years from the date of grant, or (iv) expands the class of persons who are eligible to participate in the Plan. Notwithstanding any provision in this Plan to the contrary, no Option may be amended to reduce the per Share exercise price of the Shares subject to such Option below the per Share exercise price as of the date the Option is granted and, except as permitted by Section 13 hereof, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per Share exercise price.
(b) Amendments to Awards. Except with respect to amendments made pursuant to Section 15(s) hereof, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.
(c) Cancellation. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award granted hereunder to be canceled in consideration of a cash payment or alternative Award made to the holder of such canceled Award equal in value to the Fair Market Value of such canceled Award; provided, however, that no Option may be amended to reduce the per Share exercise price of the Shares subject to such Option below the per Share exercise price as of the date the Option is granted and, except as permitted by Section 13 hereof, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per Share exercise price.
Section 15. General Provision
(a) Dividend Equivalents. In the sole and complete discretion of the Committee, any Award (other than Award made as an Option or a Stock Appreciation Right) may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis.
(b) Nontransferability. No Award shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution and except by gift or a domestic relations order to members of the Participant’s family, or trusts or other entities whose beneficiaries or beneficial owners are the Participant or members of the Participant’s family, without approval of the stockholders of the Company.
(c) No Rights to Awards. Except as may be provided in an Employment Agreement, no Eligible Individual or other person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.
(d) Share Certificates; Book Entry Procedures.
     (1) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing Shares pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any securities exchange on which the Shares are listed or traded. All Share certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted, or traded. The Committee may place legends on any Share certificate to reference restrictions applicable to the Shares. In addition to the terms and conditions provided herein, the Committee may require that a Participant make such reasonable covenants, agreements, and representations, or do or refrain from such acts, as the Committee, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.
     (2) Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).
(e) Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold Shares otherwise issuable under an Award (or allow the return of Shares) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of Shares which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Committee) after such Shares were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of Shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.
(f) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including but not limited to the effect on such Award of the death, Disability, retirement or other termination of employment of a Participant, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.
(g) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of bonuses, options, restricted stock, Shares and other types of Awards provided for hereunder

(subject to stockholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.
(h) No Right to Employment. Nothing in the Plan or any Award shall be construed as giving a Participant the right to be retained in the employ of the Company or any Subsidiary. Further, the Company or a Subsidiary may at any time dismiss a Participant from employment, with or without cause, free from any liability or any claim under the Plan.
(i) No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the record or beneficial owner of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.
(j) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of California, except to the extent that the General Corporation Law of the State of Delaware is applicable.
(k) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
(l) Other Laws. The obligation of the Company to make payment of awards in Shares or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject. The Company shall be under no obligation to register pursuant to the Securities Act any of the Shares paid pursuant to the Plan. If Shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.
(m) No Trust or Fund Created. The Plan is intended to be an “unfunded” plan for incentive compensation. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary or any affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary.
(n) Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee and each member of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, however, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
(o) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down as it deems appropriate.
(p) Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.
(q) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
(r) Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
(s) Section 409A. To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (1) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (2) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.
Section 16. Term of the Plan.
(a) Effective Date. The Plan shall become effective on the date the Plan is approved by the Company’s stockholders (the “Effective Date”). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the Shares of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company’s Bylaws. If the stockholders of the Company do not approve the Plan as amended and restated on February 9, 2006, the KB Home 1999 Incentive Plan shall continue in full force and effect in accordance with its terms as in effect prior to this amendment and restatement.
(b) Expiration Date. The Plan will expire on, and no Option or Award shall be granted under the Plan after, April 2, 2009, or after such earlier date as the Committee may determine, in its sole discretion. Any Awards that are outstanding on April 2, 2009 shall remain in force according to the terms of the Plan and the applicable Award Agreement.